================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          BFX HOSPITALITY GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          BFX HOSPITALITY GROUP, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          BFX HOSPITALITY GROUP, INC.

                         226 Bailey Avenue, Suite 101
                            Fort Worth, Texas 76107
                                (817) 332-4761


Dear Fellow Stockholder,

        You are cordially invited to attend the 1999 Annual Meeting of Stockholders of BFX Hospitality Group, Inc., a Delaware corporation (the "Company" or "BFX"), to be held in the Camellia II Room of the Fort Worth Club, 12th Floor, 306 W. 7th Street, Fort Worth, Texas on February 11, 1999, at 10:00 o'clock a.m. (C.S.T.) (including any adjournment or postponement thereof, the "Annual Meeting").

        At the Annual Meeting, you will be asked (i) to elect two members to the Company's Board of Directors (the "Board") to serve for three-year terms expiring in 2002; and (ii) to transact such other business as may properly come before the Annual Meeting.

        Details of the items of business scheduled for the Annual Meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

        To be elected to the Board, each nominee must receive the favorable vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter to be acted upon or which may properly come before the Annual Meeting.

        We look forward to greeting personally those stockholders who are able to be present at the meeting; however, whether or not you plan to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and mail it promptly using the enclosed, pre-addressed, postage-paid, return envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card. Your prompt attention will be greatly appreciated.

                                        Very truly yours,


                                        /s/ Robert H. McLean
                                        -------------------------------
                                        Robert H. McLean
                                        Chief Executive Officer

                          BFX HOSPITALITY GROUP, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               February 11, 1999

TO THE STOCKHOLDERS:

        The Annual Meeting of the Stockholders of BFX Hospitality Group, Inc. (the "Company" or "BFX") will be held in the Camellia II Room of the Fort Worth Club, 12th Floor, 306 W. 7th Street, Fort Worth, Texas on Thursday, February 11, 1999, at 10:00 o'clock a.m. (C.S.T.) (including any adjournment or postponement thereof, the "Annual Meeting"), for the following purposes:

        1. To elect two members to the Board of Directors of the Company (the "Board") to serve for three-year terms expiring in 2002;

        2. To transact such other business as may properly come before the Annual Meeting.

        The Board has fixed the close of business on December 31, 1998 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of the Company's common stock, $.05 par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to vote at the Annual Meeting, either by proxy or in person. Each share of Common Stock is entitled to one vote on each matter to be acted upon or which may properly come before the Annual Meeting.

        To be elected to the Board, each nominee must receive the favorable vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY USING THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID, RETURN ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD. YOUR PROMPT ATTENTION IS APPRECIATED.

                                By Order of the Board of Directors,


                                /s/ Robert Korman
                                ----------------------------
                                Robert Korman
                                Secretary

Fort Worth, Texas
Dated January 13, 1999

                          BFX HOSPITALITY GROUP, INC.
                         226 Bailey Avenue, Suite 101
                            Fort Worth, Texas 76107
                                (817) 332-4761
                             ____________________

                                PROXY STATEMENT

                                      For

                         ANNUAL MEETING OF STOCKHOLDERS
                                 to be held on
                               February 11, 1999
                              ___________________

                                GENERAL MATTERS


TIME, DATE AND PLACE

        This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of BFX Hospitality Group, Inc., a Delaware corporation (the "Company" or "BFX"), for use at the Annual Meeting of Stockholders, including any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at 10:00 o'clock a.m. (C.S.T.) on Thursday, February 11, 1999 in the Camellia II Room of the Fort Worth Club, 12th Floor, 306 W. 7th Street, Fort Worth, Texas.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

        At the Annual Meeting, stockholders of the Company will be asked (i) to elect two members to the Board of Directors to serve for three-year terms expiring in 2002, and (ii) to transact such other business as may properly come before the Annual Meeting.

RECORD DATE, VOTING SECURITIES AND QUORUM

        The Board has fixed the close of business on December 31, 1998 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of the Company's common stock, $.05 par value per share (the "Common Stock"), at the close of business on the Record Date will be entitled to vote at the Annual Meeting, either by proxy or in person. This Proxy Statement and the accompanying proxy card are being mailed to the Company's stockholders on or about January 13, 1999.

        Each share of Common Stock is entitled to one vote on each matter to be acted upon or which may properly come before the Annual Meeting. As of the Record Date, there were 4,080,828 shares of Common Stock outstanding and entitled to vote. The Common Stock constitutes the only class of securities entitled to vote at the Annual Meeting.

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as the inspectors for the meeting. The presiding officer of the meeting will appoint two independent election judges to count votes at the Annual Meeting. One of the two judges shall be a representative of the Company's Registrar and Transfer Agent. Shares represented by proxies that reflect abstentions or include "broker non-votes" will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In the event that a quorum is not present at the Annual Meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies. The persons named as proxies with respect to the Annual Meeting may propose and vote for one or more adjournments of the Annual Meeting to permit further solicitation of proxies in favor of the proposals; provided, however, that no proxy which is voted against any of the proposals will be voted in favor of any such adjournment or postponement.

VOTE REQUIRED

        The Company's Bylaws provide that the majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum. The Company's Bylaws further provide that in all matters other than the election of Directors, the affirmative vote of the majority of shares, present in person or represented by proxy at the meeting and entitled to vote on the subject matter, shall be the act of the shareholders. With respect to the election of Directors, the Company's Bylaws provide that a plurality of the votes cast by the holders of shares entitled to vote and represented, in person or by proxy, at an annual meeting shall be the act of the shareholders. If a shareholder abstains from voting by not attending the Annual Meeting in person or by proxy, the effect of that abstention would be to reduce the number of shares present at the Annual Meeting for the purposes of determining whether a quorum exists. After a quorum is found to exist, abstentions by those represented in person or by proxy at the meeting and "broker non-votes" are treated as failures to vote. Since Director nominees are elected by a plurality of the votes cast, an abstention or "broker non-vote" has no effect upon the outcome of an election. The Company's Bylaws are consistent with Delaware corporate law; therefore, the effect of abstentions and broker non-votes is the same under either.


PROXIES

        Shares of Common Stock which are represented by properly executed proxy cards received by the Company at or prior to the Annual Meeting, and not duly and timely revoked, will be voted according to the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the shares of Common Stock so represented FOR all listed nominees for director.

        The Board is not currently aware of any other matters which are to be presented at the Annual Meeting. As to any other business which may properly come before the Annual Meeting, the persons named on the proxy card for the Common Stock will vote according to their best judgment.

        Any holder of Common Stock has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by delivering a written notice of revocation to the Secretary of the Company, by a duly executed proxy bearing a later date, or by voting by ballot at the Annual Meeting.

        All expenses of this solicitation, including the cost of preparing, assembling, and mailing this proxy soliciting material and Notice of Annual Meeting of Stockholders, will be paid by the Company. Additional solicitation of holders of Common Stock by mail, telephone, telegraph or by personal solicitation may be done by directors, officers and regular employees of the Company, for which they will receive no additional compensation. The Company has retained Beacon Hill Partners, Inc. to assist it in connection with the solicitation of proxies. In connection therewith, the Company will pay Beacon Hill Partners, Inc. $2,500 plus expenses. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Common Stock as of the Record Date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable expenses.

                                 ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

        The Company's Certificate of Incorporation provides that the Company's Board shall be divided into three classes, as nearly equal in size as possible, each of which is to serve for a term of three years.

        The nominees for Director are H. T. Hunnewell and Russell J. Sarno. The nominees have been nominated for reelection by the Board to serve for a three-year term expiring in 2002. The nominees are currently serving as Directors and have consented to serve for the new term.

        The following table reflects the name and age of each nominee, the position and office with the Company currently held by the nominee, the period of service as Director of the Company, and the term for which such nominee will serve, if elected.

                              POSITION HELD                    TERM TO
NOMINEE'S NAME        AGE    WITH THE COMPANY  DIRECTOR SINCE  EXPIRE
------------------  -------  ----------------  --------------  -------

H. T. Hunnewell          72  Director          January 1981      2002

Russell J. Sarno         63  Director          May 1984          2002

        To be elected as a Director, each nominee must receive the favorable vote of a plurality of the shares represented and entitled to vote at the Annual Meeting. The persons named in the enclosed form of Proxy, unless otherwise directed therein, intend to vote such Proxy FOR the election of each nominee named herein as a Director of the Company. If any nominee becomes unavailable for any reason, the persons named in the form of Proxy are expected to consult with management of the Company in voting the shares represented by them. The management of the Company has no reason to doubt the availability of each nominee to serve and no reason to believe that each nominee will be unavailable or unwilling to serve if elected to office. To the knowledge of management, each nominee intends to serve the term for which election is sought.

Business Experience. The following is a brief summary of the business experience of each of the nominees for election as a Director and of each of the continuing Directors for the past five years.

        NOMINEES

        H. T. HUNNEWELL serves as President of Twin Montana, Inc., an oil and gas exploration and development company located in Graham, Texas since October 1991. Mr. Hunnewell received a B.S. degree in Petroleum Engineering and a B.S. degree in Geology from Texas A&M University in 1950.

        RUSSELL J. SARNO, since January 1, 1995, has served as President of Flo Control, Inc., a California corporation and manufacturer of specialty fluid control devices located in Burbank, California. For ten years prior to January 1, 1995, Mr. Sarno served as President of Flo Control, Inc., a Delaware corporation and at the time, a wholly owned subsidiary of the Company.

        RECOMMENDATION OF THE BOARD OF DIRECTORS

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE.

        INFORMATION REGARDING CONTINUING DIRECTORS

        The following table reflects the name and age of each of the continuing Directors whose terms are not expiring, the positions and offices with the Company currently held by each continuing Director, the period of service as a Director of the Company, and the year in which such continuing Directors' terms will expire.


                                          POSITION HELD                         TERM TO
DIRECTOR'S NAME                 AGE      WITH THE COMPANY       DIRECTOR SINCE  EXPIRE
------------------------------  ---  -------------------------  --------------  ------

Bruno V. D'Agostino              56  Director                   December 1991     2001
John M. Edgar                    55  Director                   September 1987    2001
Hampton Hodges                   61  Director                   December 1980     2000
Robert H. McLean                 57  Director, Chairman of the  January 1981      2001
                                     Board, President and Chief
                                     Executive Officer
Walter D. Rogers, Jr.            54  Director                   February 1995     2000

Business Experience. The following is a brief summary of the business experience of each of the continuing Directors for the past five years.

        CONTINUING DIRECTORS


        BRUNO V. D'AGOSTINO served from 1978 to 1987 as Senior Vice President of Benjamin Thompson & Associates, a firm specializing in marketplace architecture. In August 1987, Bruno D'Agostino became a founding partner of D'Agostino Izzo Quirk Architects, and he continues to serve in that capacity, directing urban design projects throughout the United States. Mr. D'Agostino received a B.A. degree in Architecture from the University of Cincinnati in 1964, and a Masters degree in Architecture and Urban Design from Harvard University in 1969.

        JOHN M. EDGAR has been engaged in the private practice of law in Kansas City, Missouri since 1968. Mr. Edgar is currently the managing partner of the Kansas City office of the law firm of Bryan Cave LLP, and a member of such firm's Management Committee. Mr. Edgar received a B.S. degree in Business Administration and Accounting from the University of Kansas in 1965, and a J.D. degree, with honors, from the University of Missouri at Kansas City in 1968.

        HAMPTON HODGES co-founded the Company in 1980 and has been engaged in personal investments since 1985. Mr. Hodges received a Bachelor of Science degree from the United States Military Academy at West Point in 1961.

        ROBERT H. McLEAN co-founded the Company in 1980 and has served as Chief Executive Officer of the Company since 1989. Mr. McLean has also served as Chairman of the Board and President of the Company since September 1998. Mr. McLean received a B.B.A. in Business Administration from the University of Texas at Austin in 1963 and a L.L.B. from the University of Texas School of Law in 1966.

        WALTER D. ROGERS, JR. served as President of Current Technology, Inc. from May 1992 until June, 1997 when the company was sold to Danaher Corporation. Since June 1997 Mr. Rogers has continued to serve as President of Current Technology, Inc. Mr. Rogers served as Executive Vice President of Current Technology, Inc. from October 1990 to May 1992 and served as Vice President of the Company between March 1988 and October 1990. Mr. Rogers received a B.S. degree in Business Administration and Accounting from the University of Alaska in 1972.

        Relationships. There is no family relationship between any of the Directors of the Company.

        Meetings and Committees. In fiscal year 1998, the Board of Directors of the Company met four times with all of the meetings being regularly scheduled. All of the Directors serving on the Board during such period attended at least 75% of the meetings held while each served as a Director during fiscal year 1998.

        The Board of Directors does not have a standing Nominating Committee.

        The Compensation Committee, composed of John M. Edgar, Walter D. Rogers, Jr., and Russell J. Sarno met two times in fiscal 1998. The Compensation Committee generally assists the Board of Directors in fulfilling its responsibilities relating to compensation arrangements for the Company's executives and key employees. The members of the Compensation Committee are selected at the regularly scheduled meeting of the Board of Directors immediately following each Annual Meeting of Stockholders.

        The Audit Committee composed of the following Directors: Bruno V. D'Agostino, Russell J. Sarno and John M. Edgar met on February 12, 1998 to discuss the results from the fiscal 1997 audit. The Audit Committee generally assists the Board of Directors in fulfilling its responsibilities relating to the Company's accounting policies, financial reporting practices, and communication with the independent accountants. The members of the Audit Committee are selected at the regularly scheduled meeting of the Board of Directors immediately following each Annual Meeting of Stockholders.

COMPENSATION OF DIRECTORS

        For the 1998 fiscal year the outside members of the Board of Directors were issued shares of Common Stock in addition to cash compensation for director's fees. As a result, Mr. D'Agostino, Mr. Edgar, Mr. Hodges, Mr. Hunnewell, Mr. Rogers and Mr. Sarno, as non-employee Directors, each received 5,000 shares of the Company's Common Stock and $3,000 cash compensation. The Company also allows the outside members to participate in the Company's group health plan. Currently, Mr. Hodges is the only outside director to participate at a cost to the Company of approximately $5,800 in fiscal 1998. The Company reimburses the Directors for expenses in connection with meetings.

                       EXECUTIVE OFFICERS OF THE COMPANY

        The executive officers of the Company, their respective ages, positions held, and tenure with the Company are as follows:

                                                      POSITION HELD           OFFICER OF THE
OFFICER'S NAME                          AGE         WITH THE COMPANY          COMPANY SINCE
--------------------------------------  ---  -------------------------------  -------------

Robert H. McLean                         57  Director, Chairman of the                 1985
                                             Board, President and Chief Executive
                                             Officer
Robert Korman                            51  Vice President, Chief Financial           1982
                                             Officer, Treasurer and Secretary
Frank J. Milan                           43  Vice President                            1994
Terry Kearney                            37  Vice President                            1997

        Business Experience of Executive Officers. Information concerning the business experience of Mr. McLean is provided under "Continuing Directors" on page 4 herein.

        ROBERT KORMAN, a Certified Public Accountant, has served as Vice President, Treasurer, and Chief Financial Officer of the Company since February 1989. Mr. Korman served as the Treasurer of the Company from December 1982 to February 1989. Mr. Korman was elected as the Secretary of the Company in February 1994.

        FRANK J. MILAN has served as a Vice President of the Company since April 1994. From 1989 to April 1994, Mr. Milan served as an executive director of Entertainment Centers of America, Inc. Previously, Mr. Milan was a director of operations or general manager for several large entertainment complexes including Dallas Alley and Billy Bob's Texas.

        TERRY KEARNEY has served as Vice President of the Company since February 1997. From August 1994 to February 1997, Mr. Kearney was general manager of Lucile's, A Stateside Bistro, a subsidiary of the Company. From 1993 to 1994, Mr. Kearney was general manager of Buffalo Cantina in Minneapolis, Minnesota and thereafter food and beverage director of Minneapolis Entertainment Company, Inc. From 1988 to 1993, Mr. Kearney was a general manager in Minneapolis, Minnesota with Strang Management Company, a franchisee of Applebee's International.

        Terms of Office; Relationship. The officers of the Company are elected annually by the Board of Directors of the Company at the Annual Meeting of Directors held immediately following each Annual Meeting of Stockholders, or as soon thereafter as necessary and convenient in order to fill vacancies or newly created offices. Each officer holds office until his successor is duly elected and qualified or until his death, resignation or removal, if earlier. Any officer or agent elected or appointed by the Board of Directors of the Company may be removed by the Board of Directors whenever, in its judgment, the best interests of the Company will be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed.

        There are no family relationships among the executive officers of the Company. There are no arrangements or understandings between any officer and any other person pursuant to which that officer was elected.

                            EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

  The following table sets forth the compensation paid or accrued by the Company and its subsidiaries for services rendered during the last three fiscal years to
(i) the Company's Chief Executive Officer, (ii) each of the most highly compensated executive officers of the Company whose cash compensation exceeded $100,000 during the last fiscal year.

                          SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM COMPENSATION
                                                                           -----------------------------------

                                             ANNUAL COMPENSATION                   AWARDS           PAYOUTS
                                     ----------------------------------    -----------------------------------

            (a)               (b)       (c)         (d)           (e)           (f)         (g)       (h)          (i)

                                                                 OTHER      RESTRICTED
                                                                ANNUAL         STOCK     OPTIONS/     LTIP      ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY(A)    BONUS(A)   COMPENSATION   AWARDS (C)     SAR'S    PAYOUTS   COMPENSATION
--------------------------------------------------------------------------------------------------------------------------

Robert H. McLean             1998   $250,000           -                -            -          -         -       1,184 (B)
Chief Executive Officer      1997    250,000     850,000     506,000 (F)             -    300,000         -       2,730 (B)
                             1996    250,000     175,000                -            -    200,000         -       4,500 (B)

Robert Korman                1998    125,000           -                -            -     25,000         -       1,184 (B)
Chief Financial Officer,     1997    125,000     137,500     112,200 (F)             -          -         -       2,730 (B)
Vice President,              1996    125,000      50,000                -            -     10,000         -       4,500 (B)
Treasurer and Secretary

Frank J. Milan               1998    100,000      25,000                -            -          -         -         986 (B)
Vice President               1997    100,000      20,000                -     20,000 (E)        -         -              -
                             1996     80,000      10,000                -     16,880 (D)    5,000         -              -

Terry Kearney
Vice President               1998     75,000      25,000                -            -          -         -       1,713 (B)
                             1997     60,000      21,400                -     20,000 (E)                  -
                             1996     50,031       9,245                -     16,880 (D)    10,000        -              -
                                                                                                                         -
Jean-Claude Mathot (H)       1998    150,000           -                -            -          -         -     150,000 (G)
                             1997     75,000           -                -            -          -         -              -

--------------------------------------------


(A) The amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers.

(B) Contributions by the Company to its 401(k) Profit Sharing Plan on behalf of the named executive officer.

(C) As of September 30, 1998, Mr. McLean, Mr. Korman, Mr. Milan and Mr. Kearney owned 100,000, 10,000, 30,000 and 20,000 shares respectively, of Restricted Stock. The aggregate value of these shares, based on the market price of the Company's Common Stock at the close of the 1998 fiscal year (September 30, 1998), is $220,000. All of the shares are fully vested. The Company has never paid dividends and has no intention to do so in the foreseeable future. However, if the Company ever declares and pays dividends on its common stock, this stock will be entitled to receive such dividends.

(D)  Represents 10,000 shares of the Company's Common Stock issued in January
     1996.

(E)  Represents 10,000 shares of the Company's Common Stock issued in October
     1996.

(F) Represents compensation received as a result of the exercise of options. See Transactions With Management And Others.

(G) Represents severance compensation received at termination of Mr. Mathot's employment pursuant to his employment contract. See Transactions With Management and Others.

(H) Mr. Mathot's employment terminated on September 30, 1998. See Transaction With Management and Others.

OPTIONS GRANTED

  The following table sets forth the options granted during the last completed fiscal year to (i) the Company's Chief Executive Officer, and (ii) each of the most highly compensated executive officers whose cash compensation exceeds $100,000.


                                           OPTION/SAR GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------------

                                           INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------------------------------------
                                               PERCENT OF
                                                 TOTAL                                          POTENTIAL REALIZABLE
                                              OPTIONS/SAR'S                                    VALUE AT ASSUMED ANNUAL
                               NUMBER OF        GRANTED                                         RATES OF STOCK PRICE
                              SECURITIES          TO                                                APPRECIATION
                              UNDERLYING       EMPLOYEES                                           FOR OPTION TERM
                             OPTIONS/SAR'S        IN        EXERCISE OR
                                GRANTED         FISCAL      BASE PRICE     EXPIRATION
NAME                              (#)            YEAR         ($/SH)          DATE               5%($)          10%($)
-----------------------------------------------------------------------------------------------------------------------
Robert Korman                    25,000         100%           3.00         7/01/2003           20,271          45,788
Chief Financial Officer,
Vice President,
Treasurer and Secretary


                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND SEPTEMBER 30, 1998 OPTION VALUES
-----------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF SHARES
                                                                UNDERLYING UNEXERCISED
                                                                      OPTIONS AT
                          SHARES                                 SEPTEMBER 30, 1998
                        ACQUIRED ON
NAME                     EXERCISE     VALUE REALIZED ($)    EXERCISABLE     UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------
Robert H. McLean            -                  -               300,000               -            -               -
Chief Executive Officer

Robert Korman               -
Chief Financial Officer,                       -                25,000               -            -               -
Vice President,
Treasurer and Secretary

Frank J. Milan
Vice President of           -                  -                17,000          13,000            -               -
BFX Holdings, Inc.

Terry Kearney               -                  -                10,000          10,000            -               -
Vice President of
BFX Holdings, Inc.

Jean- Claude Mathot         -                  -                     -               -            -               -

COMPENSATION COMMITTEE'S REPORT ON COMPENSATION

     The following is a report of the Company's Compensation Committee (the "Committee") regarding actions taken with respect to executive compensation during the fiscal year ended September 30, 1998. Please note that the Company does not intend for this information to be incorporated by reference in any previous or subsequent SEC filing by the Company

              The Compensation Committee's Report on Compensation
                                      for
                        Fiscal Year September 30, 1998

     Compensation policies and annual compensation applicable to the Company's executive officers were the responsibility of and established by the Committee during the Company's last fiscal year. The Committee's overall policy regarding compensation of the Company's executive officers is to provide salary levels and compensation incentives that attract and retain qualified individuals in key positions; that recognize individual performance and the Company's performance; and that support the Company's objective of achieving sustained improvement in its financial condition and operating results. To achieve these objectives, the Company's executive compensation policies integrate annual base compensation with bonuses based on a combination of overall corporate performance and individual initiatives and performance. Annual cash compensation, together with the payment of long term equity based incentive compensation through stock options and other equity based awards, is designed to attract and retain qualified executives and to insure that such executives have a continuing stake in the long term success of the Company. The Committee has access to compensation packages made available to executive officers of competing companies, as well as companies of a similar size and nature, but also uses its discretion to set executive compensation at levels warranted in its judgment by external, internal and individual circumstances.

Base Salary:

     Subject to the provisions of any applicable employment agreements, in fiscal 1998, base salary levels for the Company's executive officers, including the Chief Executive Officer, were competitively set relative to competing companies, as well as companies of a similar size and nature. In determining salaries, the Committee took into account individual experience and performance and specific issues particular to the Company.

Annual Incentive Compensation:

     Certain executive officers received cash bonuses based on performance during fiscal 1998 at the discretion of the Committee.

Stock Option Plan:

     There were options covering 25,000 shares were granted to the Chief Financial Officer under the Company's Equity Participation Plan of 1997 at an exercise price of $3.00 (approximately $0.87 per share in excess of the fair market value on the date of issuance).

CEO Compensation

     The fiscal 1998 annual base salary for Mr. McLean, who served as Chief Executive Officer of the Company, was $250,000.00. This annual base salary was paid pursuant to the terms of an Employment Agreement with Mr. McLean executed as of October 1, 1995. The Committee considered that this salary was within the range of salaries paid to Chief Executive Officers of comparable companies, and that Mr. McLean is a capable and experienced executive who would continue to make substantial contributions to the Company's growth and success. Mr. McLean received no bonus for performance related to fiscal 1998.

                            COMPENSATION COMMITTEE
                                 John M. Edgar
                             Walter D. Rogers, Jr.
                               Russell J. Sarno

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Mr. Edgar, Mr. Sarno and Mr. Rogers, three of the Company's outside directors, served on the Compensation Committee, which was formed at the beginning of fiscal 1998. Mr. Sarno served as President of Flo Control, Inc., a previously owned subsidiary of the Company, until January 1995 when Flo Control, Inc. was sold to Mr. Sarno. Mr. Rogers served as President of Current Technology, Inc., a previously owned subsidiary of the Company, until June 1997 when Current Technology, Inc. was sold to Danaher Corporation.

EMPLOYMENT AGREEMENTS

  Mr. McLean has an Employment Agreement with the Company providing for an annual salary of $250,000 and a term of 36 months beginning October 1, 1995 and containing a non-competition provision. This Employment Agreement has an automatic renewal feature which operates to insure that the term of the Employment Agreement is never less than 24 months, nor more than 36 months. If the Agreement is terminated by BFX without cause or by Mr. McLean for "Good Reason" (as therein defined and hereafter summarized), Mr. McLean is entitled to receive a lump sum payment equal to the salary to be paid to him for the remaining balance of the Employment Agreement term plus accrued bonus and earned but untaken vacation. As used in the Employment Agreement, "Good Reason" means
(i) the election of a member of the Board of Directors without the approval of the election or the nomination for election of the new member by all Board members who were members on October 1, 1995, or their successors, if recommended to succeed such members by all Board members who were members on October 1, 1995, (ii) an adverse change in Mr. McLean's status or position as an executive of the Company, (iii) the taking of any action by the Company that would substantially diminish the aggregate projected value of Mr. McLean's awards under the Company's bonus, stock bonus or management incentive plans or (iv) the taking of any action by the Company that would substantially diminish the aggregate value of the benefits provided to Mr. McLean by the Company under health, dental, accident, disability, life insurance or retirement plans. Mr. McLean also has a Change in Control Agreement, with the same term as his Employment Agreement, which provides that if Mr. McLean's employment with the Company is terminated within two years following a Change in Control of the Company, unless such termination is because of his death or disability or by the Company for cause, Mr. McLean shall be entitled to receive a lump sum payment equal to three times his base amount as that term is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code.

  Mr. Korman has an Employment Agreement with the Company providing for an annual salary of $125,000, with a term of 12 months beginning August 1, 1995. This Employment Agreement has an automatic renewal feature which operates to insure that the term of the Employment Agreement is always 12 months. Mr. Korman's Employment Agreement also has a change in control provision which provides that if Mr. Korman's employment with the Company is terminated within 24 months following a Change in Control of the Company, unless such termination is because of his death or disability, or by the Company for cause, Mr. Korman shall be entitled to receive a lump sum payment equal to his salary for the remaining balance of his employment term.

  Mr. Milan has an Employment Agreement with the Company providing for an annual salary of $100,000 with a term of 12 months beginning October 1, 1998. The Employment Agreement has an automatic renewal feature, which operates to extend the Employment Agreement one additional year on the Renewal Date. Either Mr. Milan or the Company can give written notice on or before 30 days prior to the Renewal Date of its election to terminate the Employment Agreement. Mr. Milan's Employment Agreement has a change in control provision which provides that, if Mr. Milan's employment with the Company is terminated within 24 months following a Change in Control of the Company, Mr. Milan shall be entitled to receive an amount equal to his base amount as that term is defined in Section 280G of the Code, subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code.

Mr. Kearney has an Employment Agreement with the Company providing for an annual salary of $80,000, with a term of 12 months beginning October 1, 1998. The Employment Agreement has an automatic renewal feature, which operates to extend the Employment Agreement one additional year on the Renewal Date. Either Mr. Kearney or the Company can give written notice on or before 30 days prior to the Renewal Date of its election to terminate the Employment Agreement. Mr. Kearney's Employment Agreement has a change in control provision which provides that, if Mr. Kearney's employment with the Company is terminated within 24 months following a Change in Control of the Company, Mr. Kearney shall be entitled to receive an amount equal to his base amount as that term is defined in Section 280G of the Code, subject to reduction in order to avoid the payment of an "excess parachute payment" as that term is defined in Section 280G of the Code.

  For purposes of the Employment Agreements and the Change in Control Agreement referred to immediately above, a "Change in Control" is defined as having occurred upon any of the following events (unless the Continuing Board of Directors of Company (as hereinafter defined) determines that the happening of any of the following events in a particular case should not be deemed a Change in Control):

    (i) the acquisition directly or indirectly, by any person (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than the Company, any of its subsidiaries or any employee benefit plan maintained by Company or any such subsidiary, of beneficial ownership of securities of Company representing fifteen percent (15%) or more of the combined voting power of Company's then outstanding securities (with the terms used herein and in Sections 13(d) and/or 14(d) of the Securities Exchange Act of 1934, as amended, having the meanings of such terms in such Sections);

    (ii) if the stockholders of Company approve a merger or consolidation, a sale or disposition of all or substantially all of Company's assets or a plan of liquidation or dissolution of Company;

    (iii) the election during any period of twenty-four (24) months or less of a member or members of Company's Board without the approval of the election or nomination for election of such new member or members by a majority of the members of the Board who were members at the beginning of the period, or members of the Board thereafter recommended to succeed such original members (or their successors hereunder) by a majority of the members of the Board who were members at the beginning of the period (or their successors hereunder); or

    (iv) any person (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) other than Company, any of its subsidiaries or any employee benefit plan maintained by Company or any such subsidiary, makes a tender or exchange offer for any shares of Company's outstanding voting securities at any point in time, pursuant to which any such shares are purchased.

  The "Continuing Board of Directors of Company" shall mean (i) the members of Company's Board of Directors in office immediately prior to the Change in Control, excluding any who initiate a Change in Control or are affiliated with one who initiates a Change in Control, and (ii) any subsequent directors who may be selected, nominated or approved by a majority of the other Continuing Board of Directors of Company.

                            STOCK PRICE PERFORMANCE

  The following table compares the total stockholder returns over the last five years to the American Stock Exchange Market Value Index and the S&P Restaurant Industry Group Index. The Company is listed on the American Stock Exchange and during Fiscal 1998 has been solely in the food, beverage and hospitality industry. In previous years, the Company included the Multiple Industry Group in the comparison as the Company had multiple industries. The stockholder return shown below is not necessarily indicative of future performance.



                             ------------------------------------FISCAL YEAR ENDING--------------------------------------
COMPANY/INDEX/MARKET          9/30/1993        9/30/1994        9/29/1995       9/30/1996      9/30/1997       9/30/1998

BFX Hospitality Gp               100.00           130.00           165.00          180.00         315.00          120.00

Restaurants                      100.00            99.56           142.78          170.28         173.36          216.63

AMEX Market Index                100.00           101.92           122.80          127.81         155.42          135.76


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal 1998 all filing requirements were complied with by its officers, directors and greater than ten-percent beneficial owners.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

  In March 1997, Mr. McLean exercised outstanding stock options to purchase 500,000 shares of the Company's common stock for an aggregate purchase price of $774,000. Pursuant to the terms of his Stock Option Agreement, Mr. McLean executed a Promissory Note in the principal amount of $774,000, secured by all of the stock, payable one year from the date of exercise, and bearing interest at 8% per annum, both principal and interest payable at maturity. Under the terms of this Note, Mr. McLean had the right to tender shares of the Company's common stock in payment of such Note. Pursuant to the terms of an Agreement between Mr. McLean and the Company, on October 8, 1997 Mr. McLean tendered to the Company 284,430 shares of its common stock owned by Mr. McLean in payment of the principal balance of the Note in the amount of $774,000 and to reimburse the Company for certain taxes paid by the Company on Mr. McLean's behalf in the amount of $400,695. Mr. McLean tendered the shares on October 8, 1997 at a value of $4.13 per share, which was the closing price per share of the Company's common stock on that date. Under the terms of the Agreement between Mr. McLean and the Company, the Company agreed to pay the taxes incurred by Mr. McLean as a result of the exercise of his stock options and the tendering of his shares in exchange for additional shares of the Company's common stock. The Company also agreed to waive the payment of interest on the Note described above.

  In March 1997, Mr. Korman exercised outstanding stock options to purchase 110,000 shares of the Company's common stock for an aggregate purchase price of $169,400. Pursuant to the terms of his Stock Option Agreement, Mr. Korman executed a Promissory Note in the principal amount of $169,400, secured by all of the stock, payable one year from the date of exercise, and bearing interest at 8% per annum, both principal and interest payable at maturity. Under the terms of this Note, Mr. Korman had the right to tender shares of the Company's common stock in payment of such Note. Pursuant to the terms of an Agreement between Mr. Korman and the Company dated as of October 8, 1997, and amended as of October 21, 1997, Mr. Korman tendered to the Company 62,824 shares of its common stock owned by Mr. Korman in payment of the principal balance of the Note in the amount of $169,400 and to reimburse the Company for certain taxes paid by the Company on Mr. Korman's behalf in the amount of $90,065. Mr. Korman tendered the shares at a value of $4.13 per share, which was the closing price per share of the Company's common stock on October 8, 1997. Under the terms of the Agreement between Mr. Korman and the Company, the Company agreed to pay the taxes incurred by Mr. Korman as a result of the exercise of his stock options and the tendering of his shares in exchange for additional shares of the Company's common stock. The Company also agreed to waive the payment of interest on the Note described above.

  In March 1997, Mr. Rogers exercised outstanding stock options to purchase 150,000 shares of the Company's common stock for an aggregate purchase price of $247,000. Pursuant to the terms of his Stock Option Agreement, Mr. Rogers executed a Promissory Note in the principal amount of $247,000, secured by all of the stock, payable one year from the date of exercise, and bearing interest at 8% per annum, both principal and interest payable at maturity. Under the terms of this Note, Mr. Rogers had the right to tender shares of the Company's common stock in payment of such Note. Pursuant to the terms of an Agreement between Mr. Rogers and the Company dated as of October 8, 1997, and amended as October 21, 1997, Mr. Rogers tendered to the Company 52,045 shares of its common stock owned by Mr. Rogers in payment of one-half of the principal balance of the
Note in the amount of $123,500 and to reimburse the Company for certain taxes paid by the Company on Mr. Rogers' behalf in the amount of $91,446. Mr. Rogers tendered the shares at a value of $4.13 per share, which was the closing price per share of the Company's common stock on October 8, 1997. Under the terms of the Agreement between Mr. Rogers and the Company, the Company agreed to pay the taxes incurred by Mr. Rogers as a result of the exercise of his stock options and the tendering of his shares in exchange for additional shares of the Company's common stock. The Company also amended the Note described above to
(i) extend the due date for the principal sum of $26,500 until February 3, 2000;
(ii) extend the due date for the principal sum of $97,000 until September 6, 2001; (iii) eliminate any interest charges prior to maturity; and (iv) provide for the payment of the Note by the delivery of shares of the Company's common stock valued at the greater of book or market value.

  The law firm of Bryan Cave LLP provides certain legal services to the Company. John M. Edgar, a director of the Company, is a managing partner of Bryan Cave LLP.

  In April 1997, the Company acquired all of the outstanding stock, in a tax free exchange, of Hotels of Distinction (HOD), a hotel management company, from Alan Tremain, O.B.E. and Jean-Claude Mathot in exchange for 300,000 shares of the Company's common stock. In addition, Mr. Tremain became Chairman of the Board of the Company and Mr. Mathot became President and Chief Operating Officer of the Company. The transaction, in substance, represented payment for employment services. As a result, the Company expensed $824,000, the estimated fair market value of the stock in 1997. In connection with the transaction, Non-Qualified Stock Option Agreements were entered into with Mr. Tremain and Mr. Mathot, each agreement granting options covering 250,000 shares of the Company's common stock at an exercise price of $3.00 per share, approximately $0.25 per share in excess of the fair market value at the date of grant. The options terminated upon termination of employment by Mr. Tremain and Mr. Mathot as described below.

  In June 1998, Mr. Tremain tendered his resignation as Chairman of the Board of the Company effective June 26, 1998. In September 1998, Mr. Mathot tendered his resignation as President and Chief Operating Officer of the Company effective September 30, 1998. In accordance with their employment agreements, Mr. Tremain and Mr. Mathot received $100,000 and $175,000, respectively, in severance compensation. Also pursuant to their employment agreements, which required the Company to purchase any common stock held by Mr. Tremain and Mr. Mathot at the greater of fair market value or their cost, the Company purchased 280,000 shares of the Company's common stock from Mr. Tremain for $700,000 and 260,000 shares of the Company's common stock from Mr. Mathot for $656,000. As a result of these transactions, the Company recorded an expense of $744,000 during fiscal 1998.

                              SECURITY OWNERSHIP

  The following table sets forth information as of December 31, 1998, regarding the beneficial ownership (as defined by the SEC) of Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company named in the Executive Compensation Table (see "Executive Compensation"); and (iv) all current directors and executive officers of the Company as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power with respect to the shares owned.


       Name and Address           Amount and Nature of       Percent
   of Beneficial Owner (1)      Beneficial Ownership (2)    of Class
  -------------------------   ---------------------------  -----------

Robert H. McLean                          688,601 (3)       15.72% (4)

Walter D. Rogers, Jr.                     160,180            3.93%

H. T. Hunnewell                           143,151            3.51%

Robert Korman                              84,530 (5)        2.06% (6)

Bruno V. D'Agostino                        65,000            1.59%

Hampton Hodges                             58,000            1.42%

Frank J. Milan                             48,000 (7)        1.17% (8)

Russell J. Sarno                           32,614            0.80%

Terry Kearney                              32,000 (9)        0.78% (10)

John M. Edgar                              25,040            0.61%

All current Directors and               1,337,116 (11)      30.14% (12)
  Officers as a group (10 in
  Number)
_______________________

  (1) Unless otherwise indicated, the address of the security holders named above is: 226 Bailey Avenue, Suite 101, Fort Worth, Texas 76107-1220.

  (2) Shares are deemed to be "beneficially owned" by a person if such person, directly or indirectly, has or shares (i) the voting power thereof, including the power to vote or to direct the voting of such shares, or
      (ii) the investment power with respect thereto, including the power to dispose or direct the disposition of such shares. In addition, a person is deemed to beneficially own any shares as to which such person has the right to acquire beneficial ownership within 60 days. The number of shares shown represents sole voting and investment power except as otherwise indicated in the footnotes below.

  (3) This figure includes 4,831 shares owned by the Company's Employee Stock Ownership Plan which are voted by Mr. McLean pursuant to such plan and 300,000 shares of Common Stock issuable to Mr.McLean pursuant to non-qualified stock options which are currently exercisable. This figure also includes 20,000 shares owned by a limited partnership of which Mr. McLean is a limited partner and an officer of the general partner but does not have an ownership interest in the general partner, 15,000 shares held in a trust of which Mr. McLean is the trustee and 1,100 shares owned by Mr. McLean's spouse. Mr. McLean disclaims beneficial ownership of these 36,100 shares.

  (4) This percentage is calculated including the 300,000 shares covered by stock options owned by Mr. McLean.

  (5) This figure includes 2,354 shares which are owned by the Employee Stock Ownership Plan and are voted by Mr. Korman pursuant to the plan and includes 25,000 shares issuable to Mr. Korman pursuant to employee incentive stock options which are currently exercisable.

  (6) This percentage is calculated including the 25,000 shares covered by the stock options owned by Mr. Korman.

  (7) This figure includes 18,000 shares of Common Stock issuable to Mr. Milan pursuant to employee incentive stock options which are currently exercisable.

  (8) This percentage is calculated including the 18,000 shares covered by the stock options owned by Mr. Milan.

  (9) This figure includes 12,000 shares of Common Stock issuable to Mr. Kearney pursuant to employee incentive stock options which are currently exercisable.

 (10) This percentage is calculated including the 12,000 shares covered by the stock options owned by Mr. Kearney.

 (11) This figure includes the 355,000 shares of the Common Stock issuable pursuant to the stock options described in notes (3), (5), (7), and (9) hereinabove.

 (12) This percentage is calculated including the 355,000 shares of the Common Stock issuable pursuant to the stock options described in notes (3), (5),
      (7), and (9) hereinabove, and all percentages are rounded to the nearest one-hundredth of a percent.

  No written or oral agreement or other arrangement exists between any of the above-named individuals or companies and the Company regarding the manner in which the shares of Common Stock owned by each will be voted on any issue or policy affecting the Company.

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

  The Board has selected PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as independent accountants to audit the books, records and accounts of the Company for fiscal year 1999. PricewaterhouseCoopers has served as the Company's independent accountants since the inception of the Company, and is therefore familiar with the affairs and financial procedures of the Company. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as independent accountants.

  Audit and audit related services were performed by PricewaterhouseCoopers during the fiscal year ended September 30, 1998 and included the audit of the annual financial statements included in the Company's 1998 Annual Report on Form 10-K.

  A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting to answer questions and will be afforded an opportunity to make any statement he wishes to make regarding the financial statements of the Company.

                  INFORMATION CONCERNING 2000 ANNUAL MEETING

  Under the Company's Bylaws and applicable regulations, if a stockholder intends to submit a nomination for Director or propose any other item of business at the 2000 Annual Meeting of Stockholders, notice of such stockholder notice must be received by the Company at its executive offices by September 15, 1999, or if the 2000 Annual Meeting date is changed by more than 30 days from February 11, 2000, then a reasonable time before proxy materials are prepared and distributed to stockholders. Such notice must provide certain information with respect to the nominee or the proposed item of business to be considered, and information as to the name and address of the stockholder making such proposal and the number of shares held by such stockholder. Additional information about stockholder proposals may be obtained from the Company.

                                OTHER BUSINESS

  The Board knows of no other business to be acted upon at the Annual Meeting. However, if any other business comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

  PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILING.

                                 By Order of the Board of Directors,


                                 /s/ Robert Korman
                                 --------------------------
                                 Robert Korman
                                 Secretary

Fort Worth, Texas
Dated January 13, 1999

P R O X Y

                              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
 BFX HOSPITALITY GROUP, INC.  HELD FEBRUARY 11, 1999

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of BFX Hospitality Group, Inc. (the "Company") to be held on February 11, 1999 and of the Proxy Statement for Annual Meeting of Stockholders in connection therewith, each dated January 13, 1999, (b) appoints Robert H. McLean, Robert Korman and Anthony Haas as Proxies, or any of them, each with the power to appoint a substitute, (c) authorizes the Proxies to represent and vote as designated below, all the shares of Common Stock of the Company held of record by the undersigned on December 31, 1998, at such annual meeting and at any adjournment(s) thereof and (d) revokes any proxies heretofore given.

1. For the Election of Directors (Proposed by the Company);
  [_] FOR all nominees listed below (except as marked to the contrary below).
  [_] WITHHOLD AUTHORITY for all nominees listed below.
  H.T. Hunnewell and Russell J. Sarno
  (INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, WRITE THE NOMINEE'S NAME ON THE SPACE BELOW.)

  -----------------------------------------------------------------------------
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

             PROXY SOLICITATED ON BEHALF OF THE BOARD OF DIRECTORS

   PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON, DATE AND MAIL IN ENCLOSED
                                   ENVELOPE.



P R O X Y
                              FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
 BFX HOSPITALITY GROUP, INC.  HELD FEBRUARY 11, 1999

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF EACH OF THE NOMINEES LISTED ON THIS PROXY AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

                                            DATED: ______________________, 1999

                                            ___________________________________

                                            ___________________________________

                                            Please sign your name above
                                            exactly as it appears on your
                                            stock certificate, date and return
                                            promptly. When signing on behalf
                                            of a corporation, partnership,
                                            estate, trust, or in any
                                            representative capacity, please
                                            sign name and title. For joint
                                            accounts, each joint owner must
                                            sign.